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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 12, 2001
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                                Stamps.com Inc.
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            (Exact name of registrant as specified in its charter)


      Delaware                     000-26427                   77-0454966
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)


   3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California      90405
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                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code  (310) 582-7200
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

   EncrypTix, Inc., a majority-owned subsidiary of Stamps.com, Inc., announced that its Board of Directors voted to adopt a plan of liquidation and that the company has ceased its operations. The privately-held EncrypTix has received all necessary shareholder approvals and has effected an assignment of its assets for the benefit of creditors. EncrypTix has taken this action due to the inability to secure additional funding.

   The press release by EncrypTix announcing the cessation of its operations is attached as Exhibit 99.1 to this current report.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       Stamps.com Inc.
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                                                         (Registrant)

           March 12, 2001                             /s/ Kenneth McBride
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                Date                                      (Signature)

                                                        Kenneth McBride,
                                                        Chief Financial Officer